EXHIBIT 10.2f





                               2000 AMENDATORY AGREEMENT


     This  Agreement, dated as of the 28th day of July, 2000, is entered into by and between Connecticut Yankee Atomic Power Company  ("Connecticut  Yankee") and

The United Illuminating Company ("Purchaser").

     For  good and  valuable  consideration,  the  receipt  of  which is  hereby acknowledged, it is agreed as follows:

1.       BASIC UNDERSTANDINGS
         --------------------

     On April 7, 2000,  upon direction from its Board of Directors,  Connecticut

Yankee filed an Offer of  Settlement in a proceeding  before the Federal  Energy

Regulatory  Commission ("FERC"),  Docket No. ER97-913-000,  to settle the claims related to the  collections to be made by Connecticut  Yankee over the remaining terms of the  Additional  Power  Contract,  between  Connecticut  Yankee and the

Purchaser,  dated as of April 30, 1984 ("Additional  Power Contract"),  the 1987

Supplementary Power Contract between Connecticut Yankee and the Purchaser, dated as of April 1, 1987 ("1987  Supplementary Power Contract"),  and the December 4,

1996  Amendatory  Agreement  between  Connecticut  Yankee and  Purchaser,  which amended the 1987 Supplementary  Power Contract and the Additional Power Contract

in various respects (the "1996 Amendatory  Agreement").  The Offer of Settlement

specifies  that, if it is approved by FERC,  Connecticut  Yankee will  implement necessary  amendments to contracts between  Connecticut Yankee and the Purchaser to effectuate the provisions of the Offer of



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Settlement.  Among the  provisions  of the Offer of  Settlement is a requirement that Connecticut  Yankee abandon the use of the net unit investment  methodology for calculating  collections from its Purchasers for return on remaining equity.

The new methodology to be used for each monthly bill to a Purchaser is simply to multiply the remaining  equity  balance times the monthly  equivalent  return on equity  allowed  by FERC.  The Offer of  Settlement  also  provides  that  funds previously  collected by Connecticut  Yankee for its pre-1983 spent nuclear fuel disposal  liability  to the U.S.  Department  of  Energy  ("DOE")  and held in a segregated fund established  pursuant to the 1987 Supplementary  Power Contract,

may be used to pay the costs of storing spent nuclear fuel on-site until the DOE removes it. Finally,  the Offer of Settlement  provides that Connecticut  Yankee must make an  informational  filing with FERC in advance of any  acceleration of

recovery  of  unamortized   investment  as  contemplated  under  the  terms  and

conditions of Section 3, Part D(iii) of the 1996 Amendatory Agreement.

     In  order  to  carry  out  the  obligations  undertaken  in  the  Offer  of

Settlement,  Connecticut  Yankee and the Purchaser  have agreed (a) to authorize the  application of monies held in the segregated  fund to meet costs of storing spent  nuclear fuel and  associated  high level  radioactive  materials;  (b) to change  the  methodology  employed  for  calculating  collections  for return on equity;  and (c) to require an  advance  informational  filing be made with FERC prior to acceleration of amortization.


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2.       PRIOR CONTRACTS PRESERVED
         -------------------------

     Except as  expressly  modified by this  Agreement,  the  provisions  of the

Additional Power Contract,  the 1987 Supplementary Power Contract, as amended by the 1996 Amendatory Agreement, as well as the 1996 Amendatory Agreement,  remain in full force and effect,  recognizing  that the mutually  accepted  decision to shut down the Unit  renders  moot those  provisions  which by their terms relate solely to continuing operation of the Unit.

3.       AMENDMENT OF ADDITIONAL POWER CONTRACT
         --------------------------------------

     A. The first  paragraph of Section 7 of the  Additional  Power  Contract is

hereby amended to read as follows:

                  With respect to each month commencing on or after the commencement of the operative term of this contract, whether or not this contract continues fully or partially in effect, the Purchaser will pay Connecticut Yankee as deferred payment for the capacity and output of the Unit provided to the Purchaser by Connecticut Yankee prior to the permanent shutdown of the Unit on December 4, 1996, to the extent not otherwise paid in accordance with the Power Contract, but without duplication: an amount equal to the Purchaser's entitlement percentage of the sum of (a) the Total Decommissioning Costs for the month with respect to the Unit, plus (b) Connecticut Yankee's total operating expenses for the month with respect to the Unit, plus (c) an amount for operating income as determined in accordance with this Section 7.


     B. The second  paragraph of Section 7 of the  Additional  Power Contract is hereby deleted.

     C. The third  paragraph of Section 7 of the  Additional  Power  Contract is

hereby deleted.



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     D. The fourth  paragraph of Section 7 of the  Additional  Power Contract is hereby deleted.

     E. The sixth  paragraph of Section 7 of the  Additional  Power  Contract is

hereby deleted.

     F. Subsection  (iii) of the eighth paragraph of Section 7 of the Additional

Power  Contract  is amended by  substituting  the words  "remaining  unamortized investment" for the words "net Unit investment".

     G. Subsection  (iii) of the eighth paragraph of Section 7 of the Additional

Power  Contract is further  amended by adding the following  sentence to the end thereof:

               Notwithstanding anything herein to the contrary, Connecticut Yankee shall make an informational filing with the Federal Energy Regulatory Commission prior to accelerating collections under this Paragraph.

     H. The ninth  paragraph of Section 7 of the  Additional  Power  Contract is

hereby deleted.

     I. Section 7 of the  Additional  Power Contract is amended by adding to the end thereof the following paragraph:

                  As used in this Section 7, "operating income" for any month shall mean the product of the equity investment, calculated as of the last day of the preceding month, and one-twelfth of the latest annual return on equity authorized for Connecticut Yankee by the Federal Energy Regulatory Commission or any successor regulatory agency.

4.       AMENDMENT OF THE 1987 SUPPLEMENTARY POWER CONTRACT
         --------------------------------------------------
     A. Section 2 of the 1987 Supplementary Power Contract is hereby deleted.


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     B.  Section  8 of the 1987  Supplementary  Power  Contract  is  amended  by revising the last two sentences thereof to read as follows:

                  Funds previously collected by Connecticut Yankee from the Purchaser for the purpose of disposing of prior spent nuclear fuel and associated high level radioactive material shall also be paid into any such segregated fund, which may, with the approval of the board of directors of Connecticut Yankee, be combined with any trust established under Section 5 of this agreement. Connecticut Yankee further agrees that any funds collected from the Purchaser to meet such disposal costs which are not used for that purpose, either through payment of any amount due to a federal agency or other entity that disposes of the spent nuclear fuel and associated high level radioactive material or though payment of any costs associated with storage of said fuel and material pending its disposal, will be refunded to the Purchaser at the time final payment of such disposal costs is made to the U.S. Department of Energy.

     C. Section 9 of the 1987 Supplementary Power Contract is hereby deleted.

5.       EFFECTIVE DATE
         --------------

     This  Agreement  shall become  effective  upon receipt by the  Purchaser of notice that Connecticut Yankee has entered into 2000 Amendatory  Agreements,  as contemplated by Section 1 herein, with each of the other Purchasers.

6.       INTERPRETATION
         --------------

         The  interpretation  and  performance  of this  Agreement  shall  be in accordance with and controlled by the laws of the State of Connecticut.


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7.       ADDRESSES
         ---------

         Except as the parties may otherwise agree, any notice, request, bill or other  communication from one party to the other relating to this Agreement,  or the rights,  obligations or performance  of the parties  hereunder,  shall be in writing  and shall be  effective  upon  delivery  to the other  party.  Any such communication  shall  be  considered  as  duly  delivered  when  mailed  to  the respective post office address of the other party shown following the signatures of such  other  party  hereto,  or such  other  post  office  address  as may be designated by written notice given in the manner as provided in this Section.

8.       CORPORATE OBLIGATIONS
         ---------------------

         This  Agreement  is the  corporate  act and  obligation  of the parties hereto.

9.       COUNTERPARTS
         ------------

         This Agreement may be executed in any number of  counterparts  and each executed  counterpart  shall  have the same  force  and  effect  as an  original instrument and as if all the parties to all of the  counterparts  had signed the same  instrument.  Any signature page of this Agreement may be detached from any counterpart  without impairing the legal effect of any signatures  thereon,  and may be attached  to another  counterpart  of this  Agreement  identical  in form hereto but having attached to it one or more signature pages.



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         IN WITNESS WHEREOF, the parties have executed this Amendatory Agreement by their respective duly authorized  officers as of the day and year first named above.

                                 CONNECTICUT YANKEE ATOMIC POWER
                                 COMPANY


                                 BY:   /s/ Thomas W. Bennet, Jr.
                                    ----------------------------------------
                                           THOMAS W. BENNET, JR.,
                                           ITS VICE PRESIDENT AND TREASURER

                                 ADDRESS:  362 INJUN HOLLOW ROAD,
                                           EAST HAMPTON, CONNECTICUT

                                 THE UNITED ILLUMINATING COMPANY


                                 BY:   /s/ James F. Crowe
                                    ----------------------------------------
                                           JAMES F. CROWE,
                                           ITS GROUP VICE PRESIDENT
                                           POWER SUPPLY SERVICES

                                 ADDRESS:  157 CHURCH STREET
                                           NEW HAVEN, CONNECTICUT